UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2005


                         SAGIENT RESEARCH SYSTEMS, INC.
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               (Exact name of Company as specified in its charter)


         Delaware                        0-25449                  33-0856651
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


          3655 Nobel Drive, Suite 540, San Diego, California   92122
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              (Address of principal executive offices)   (Zip Code)


         Company's telephone number, including area code (858) 623-1600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 22, 2005, Sagient Research Systems, Inc. (the "Company") and Global Capital Funding Group, L.P. ("GCFG") entered into Amendment Number 1 (the "Amendment") to that certain Securities Purchase Agreement by and between the Company and GCFG dated as of December 14, 2001 (the "Securities Purchase Agreement") in order to amend the terms of the Company's secured promissory note dated as of December 14, 2001, as amended, in the principal amount of $1,425,000 and issued pursuant to the Securities Purchase Agreement (the "Note"). The only change to the Securities Purchase Agreement resulting from the Company's entry into the Amendment was a change in the maturity date under the Note from December 28, 2005 until November 22, 2006 (the "New Maturity Date").

         The Amendment is filed herewith as Exhibit 99.1.

         In connection with the Company's entry into the Amendment, the Company issued a new secured promissory note (the "New Note") to GCFG which amends and restates the Note. The principal amount of the New Note is $1,070,694.87. The New Note is payable on the New Maturity Date. With the exception of the New Maturity Date and the principal amount of the New Note, the terms of the New Note are identical to the terms of the Note.

        The New Note is filed herewith as Exhibit 99.2


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits

      99.1 Amendment Number 1 to Securities Purchase Agreement dated November 22, 2005.*

      99.2 Convertible Debenture agreement dated November 22, 2005 with Global Capital Funding Group, LP*

      99.3(1) Securities Purchase Agreement, dated as of December 17, 2001, by and between the Company and Global Capital Funding Group, L.P.

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      *     Filed herewith
      (1)   Previously filed with the Securities and Exchange Commission


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAGIENT RESEARCH SYSTEMS, INC.


Date: November 28, 2005
                                    By: /s/ BRIAN M. OVERSTREET
                                        ----------------------------------------
                                    Name: Brian M. Overstreet
                                    Title: President and Chief Executive Officer

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

                                  EXHIBIT INDEX


    EXHIBIT        NAME
    -------        ----
     99.1          Amendment Number 1 to Securities Purchase Agreement dated
                   November 22, 2005.*

     99.2 Convertible Debenture agreement dated November 22, 2005 with Global Capital Funding Group, LP*

     99.3(1) Securities Purchase Agreement, dated as of December 17, 2001, by and between the Company and Global Capital Funding Group, L.P.

    --------------------------------------------------
    *     Filed herewith
    (1)   Previously filed with the Securities and Exchange Commission

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